Mutuals.com

Prospectus Supplement Dated December 5, 2003

Vice Fund

This Supplement updates certain information contained in the currently effective prospectus for the Vice Fund (the “Fund”).

The following information is added to the “Management of the Fund” section of the prospectus:

On December 4, 2003, the SEC filed a civil action (the “Action”) in the United States District Court for the Northern District of Texas (Civil Action No. 303 CV 2912D) against Mutuals.com, Inc. (“Mutuals.com”), a registered broker-dealer and the investment adviser to the Funds; two affiliated broker-dealers:  Connely Dowd Management, Inc. (“CDM”) and MTT Fundcorp, Inc. (“MTT”); and the following individuals:  Richard Sapio, the CEO of Mutuals.com, CDM and MTT; Eric McDonald, the President of Mutuals.com; and Michele Leftwich, the compliance officer of Mutuals.com.  The Action alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), Rule 10b-5 under the Exchange Act, Section 15(c)(1) of the Exchange Act and Rule 22c-1of the Investment Company Act of 1940 (the “1940 Act”).  The Action seeks injunctions, disgorgement of profits and civil monetary penalties.

The Action alleges that Mutuals.com engaged in certain improper trading practices known as “market timing” and “late trading” in connection with certain mutual fund companies unaffiliated with the Fund.  With respect to the market timing allegations, the SEC alleges that between July 2001 and September 2003, mutual fund companies sent Mutuals.com, through its clearing firm, hundreds of warning letters, notices, or emails blocking Mutuals.com from trading in their mutual funds due to market timing activities by clients of Mutuals.com.  The SEC alleges that, despite these warnings, the defendants used deceptive practices to allow their clients to evade detection of ongoing market timing activity.  Market timing refers to the practice of short term buying and selling of mutual fund shares in order to exploit inefficiencies in mutual fund pricing.  Market timing is not illegal, but it may harm long-term mutual fund shareholders, and many mutual funds try to prevent market timing.

With respect to the late trading allegations, the SEC alleges that, during 2003, Mutuals.com, CDM and MTT, with the knowledge and assistance of Mr. Sapio, Mr. McDonald and Ms. Leftwich, routinely received instructions to trade shares of mutual funds from customers after 4:00 p.m. EST and executed the trades as though they had been received prior to that time.  Such activities are commonly called “late trading” and are prohibited by Rule 22c-1 under the 1940 Act.  The SEC further alleges that Mutuals.com and its affiliates attempted to conceal the late trading activities by omitting portions of the trading information they were required to provide to effect the transactions.

Simultaneously with the filing of the Action, Mutuals.com and the SEC stipulated to the entry of an Order appointing Ralph S. Janvey, Esq. of Dallas, Texas as a Special Monitor of Mutuals.com.  Mr. Janvey will conduct a comprehensive review of Mutual.com’s supervisory, compliance and other policies and procedures designed to prevent breaches of fiduciary duty and violations of federal securities laws.  As part of his review, Mr. Janvey will review transactions in the Fund.

The Trustees of the Fund are actively monitoring these matters and intend to take appropriate action if and when necessary.

Please retain this Supplement with the Prospectus.